ANNUAL REPORT
THOMAS WHITE WORLD FUND

Thomas White World Fund
Officers and Trustees                         Investment Advisor and
   Thomas S. White Jr.                        Administrator
     Chairman of the Board and President       Lord Asset Management Inc.
   Jill F. Almeida                             440 S. LaSalle Street, Suite 3900
     Trustee                                   Chicago. Illinois 60605-1028
   Philip R. Haag                             Custodian
     Trustee                                   The Chase Manhattan Bank, N.A.
   Nicholas G. Manos                           Metrotech Center
     Trustee                                   Brooklyn, New York 11245
   Edward E. Mack III                         Legal Counsel
     Trustee                                   Dechert, Price & Rhoads
   Michael R. Miller                           1500 K Street, N.W.
     Trustee                                   Washington, DC 20005
   John N. Venson, D.P.M.                     Independent Accountants
     Trustee                                   McGladrey & Pullen LLP
   Peter A. Zaldivar                           555 Fifth Avenue
     Vice-President and Secretary              New  York, New York 10017
   Roberta J. Johnson                         Transfer Agent
     Vice-President and Treasurer              Firstar Trust Company
                                               615 East Michigan Street
                                               Milwaukee, Wisconsin 53202



The Thomas White World Fund

    Mr. White, the Fund's President and Portfolio
Manager, has been an active professional investor and analyst of common stocks since joining Goldman Sachs in 1966. His interests have always been global. As a boy he grew up around the world, living in Naples, Manila and ten other communities before graduating from Duke University in 1965. Over his twenty-nine years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and most recently, fourteen years with Morgan Stanley. At
Morgan Stanley, he was a Managing Director and Chief Investment Officer for the firm's valuation-oriented equity investing.

    Together with his team of Lord Asset Management analysts, Mr. White manages a number of global and country-specific investment portfolios. The group also produces monthly publications which value global securities. These are purchased by investment organizations worldwide.


The Following Letter Was Written
By Mr. White While Traveling in the
Far East Researching The Fund's
Asian Holdings:
                                                       December 6, 1995
Dear Shareholder:

    Vitality is the single word that repeatedly comes to mind when I travel through the Orient. Singapore: steady, strong, proud, 100% employment, construction everywhere you look, clean-cut people, and a city with the cleanliness and efficiency of Walt Disney World. Few Americans would believe that such a place could exist outside of Orlando, Florida.

    Hong Kong: more energy, bustling, but people who appear happy, not strained. The city looks like a handsome, sixteen year-old boy, a bit awkward and already outgrowing his new clothes, but smiling, proud and confident. Capitalism has no better face than Hong Kong. It is obviously why
China is converting to this new religion. Shanghai: the past and future financial center of China, is developing so quickly that descriptions are not believable. There appears to be no organization in China powerful enough to reverse this momentum.

    The bottom line is that free enterprise and democracy is in the process of converting Asian countries into fully developed, stable nations. There will be bumps along the way, but countries like China and India, with their billion-strong populations, are going to be mature industrial nations within twenty-five years. Expanding world prosperity raises the standard of living around the globe, as every country will contribute and benefit. This will be led by the growth of new and existing stock markets and their equities. These are the means to finance the expansion. The world will continue to be an exciting place with many positives for which to be thankful.

    How does your manager plan to take advantage of the worldwide opportunities that our future holds? The answer is in the same professional, thorough manner that we have always approached investing. Our investment process is a team effort. Each of our six regional analysts make important contributions to the fund's success.

    As the the Fund's Chief Investment Officer, my experience has shaped our investment philosophy over the years. A Scottish ancestry may explain that fact that we tend to watch the downside first and the upside second. Can one get superior, long-term equity performance while using an approach stressing milder declines in down markets? Absolutely! We have accomplished this successfully in the past.

    This manager's approach is to purchase a security when it is priced as a bargain relative to other stocks. Lord's analysts are skilled in determining the accurate valuation of companies. Our investment strategy buys stocks at discounts and then sells them when they are fully priced. The turnaround from unpopular and undervalued to in vogue and overvalued takes several years to complete.

    Our goal is to assist you in becoming a successful, long-term investor. We have every confidence that our investment philosophy will work well in the exciting future we have before us.

            Thomas S. White, Jr.
            President and Portfolio Manager



                THE WORLD HAS CHANGED. A GLOBAL
                PORTFOLIO IS NOW BOTH LOGICAL
                AND INCREASINGLY INVITING.
                 1960      1970      1995

US & Canada       75%       70%       40%
Europe            22%       22%       23%
Asia Pacific       3%        8%       37%
                 100%      100%      100%

Global Market
Value (Billions) $500      $2000     $9200


         The World Equity Market and its Major Regonal Components

Jan 1, 1970-Dec 31, 1994   Returns in US Dollars with Regional
                           Performance Ranked #1 to #4
Five-Year                  World   Europe     USA        Japan     Pacific
Periods                                                            Ex-Japan

1970-1974                  -1.3%   -0.9%(#2)  -3.4%(#1)  16.0(#1)  -6.2%(#4)
1975-1979                  16.0%   18.9%(#2)  13.3%(#3)  18.8(#3)  27.5%(#1)
1980-1984                  12.4%    6.1%(#3)  14.5%(#1)  17.0(#1)   4.1%(#4)
1985-1989                  28.0%   32.3%(#2)  19.8%(#1)  41.4(#1)  22.4%(#3)
1990-1994                   4.2%    7.0%(#3)   9.2%(#4)  -3.4(#4)  15.3%(#1)

US Dollar Return           11.6%   12.4%      11.0%      16.3%     12.0%
Return Components:
Currency Return            +1.4%   +0.8%       0.0%      +5.8%     -0.7%
Local Mkt Return           10.0%   11.5%      11.0%       9.9%     12.8%






YOUR FUND'S OBJECTIVE
    The Thomas White World Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including underdeveloped countries.

YOUR FUND'S INVESTMENT PHILOSOPHY
I. Superior returns can come from properly harnessing the high potential inherent within undervalued global companies.
II. A value-oriented investment style can capture this potential while maintaining a lower risk profile and high dividend income.
III. We emphasize owning bargain-priced companies with solid cash flows, attractive growth potentials and appropriately conservative balance sheets.
IV.  Currency projections are not a stong factor in our valuations.




Management Discussion                                  December 27, 1995

    This publication represents the second annual report of the Thomas White World Fund. The period started on November
1, 1994 and ended on October 31, 1995. Our Fund will celebrate its second birthday next year on June 28th. As of this writing, we have $33 million of shareholder money in the Fund. We at the Firm are appreciative and thankful for your confidence in our organization.

    On October 31, the Fund's portfolio of equities included
151 companies from seventeen countries around the world.
These represent 83.7% of the Fund's total value, with the rest in cash equivalents or other assets.

    The Fund's performance versus the Morgan Stanley World Index is presented below. Current price and return data now appear daily in most domestic newspapers. This can be found in the Mutual Fund Section listed alphabetically under the "T"s as Thom White. Many papers also regularly show the year-to-date 1995 performance. We are pleased with the portfolio's progress this year. Returns have been competitive, both in an absolute sense and in comparison to other global mutual funds.

Performance Period         T. White    MSCI
Ending 10-31-95             World      World

Since Inception (6-28-94)  14.09%      15.29%
Last Twelve Months          8.65%       9.47%
Year-To-Date               13.33%      13.40%

Your Manager's Strength: Stock Selection
    One of the keys to personal happiness is knowing one's strengths and weaknesses and arranging your life accordingly.
The same is true in portfolio management. Lord Asset Management's greatest skill is the precise valuation of corporations worldwide.
Our expertise in equity valuations is well recognized by the global investment management community. We sell valuation research to asset management firms around the world. Mr. White has been the featured speaker to security analysts on the subject in Vancouver and Singapore this year.

    The Fund's portfolio reflects a management decision to take full advantage of its ability to properly value companies. We buy those that are undervalued and diversify worldwide. Other managers emphasize trying to add value by selecting the country or currency that will outperform. They claim an expertise in forecasting economic and political events, like the business cycle, monetary authority actions, election results, etc. Your Fund managers have no illusions about their precision in the area of economic forecasting.

    Utilizing our organization's strength, the Fund's portfolio chooses to have broad exposure to each country where we find undervalued companies. We are currently buying more equities in Japan, where prices have fallen and remained depressed over the last six years. Funds for these purchases are coming from the United States, whose stock market was exceptionally strong this year. The marvelous diversity of global market conditions, supply us with a never ending flow of new undervalued stocks as candidates to purchase.

    I hope this review helps you to understand the disciplines and activities of your portfolio manager and the six global securities analysts that assist him. Our performance will only be superior if our research and discipline is superior. We have this in mind daily as we strive to make you a successful investor.

                The Thomas White World Fund
        Geographic distribution on October 31, 1995
                Based on Long-Term Securities

Continental Europe    26.5%
United Kingdom         8.5%
North America         41.4%
Latin America          0.7%
Japan                  9.8%
Far East               7.4%
Australia and New      5.7%
  Zealand

                The Thomas White World Fund
            Top Ten Holdings on October 31, 1995
                 Based on Total Net Assets

Company                               % of Total
Industry, Country                     Net Assets

New World Development Co.             1.5%
Industrial, Hong Kong

Jardine Strategic Holdings            1.4%
Industrial, Hong Kong

International Nederland Groep NV      1.4%
Insurance, Netherlands

Eridania  Beghin-Say                  1.3%
Staples, France

Hitachi Ltd ADR                       1.3%
Technology, Japan

ITT                                   1.1%
Industrial, Japan

National Australia Bank               1.1%
Banking, Australia

Rhone-Poulenc Rorer                   1.1%
Healthcare, United States

American Home Products                1.0%
Healthcare, United States

Boatmens Bancshares                   1.0%
Banking, United States

Performance Summary
This Fund's performance period since inception was one year, four months and two days in length. Over this period the Fund's return, with dividends reinvested, was 14.1%. This included dividends of $0.086522 (income) and $0.000804 (capital gains). These were paid on December 29, 1994. In the same period the MSCI World Index, with net dividends, returned 15.3%. The graph below shows the monthly value of $10,000 initially invested in the Fund and the MSCI World Index.

Pursuant to Rule 304(a) of Regulation S-T, the following table replaces a graph showing growth of an initial $10,000 investment, assuming all dividends reinvested, and the MSCI World Index (see footnote 1). The return since inception(June 28, 1994) was 14.1% for the Fund and 15.3% for the World
Index (see footnote 2).

              Fund          MSCI World
              Composite     Index
6/30/94       $10,010       $10,028
7/31/94        10,440        10,217
8/31/94        10,690        10,522
9/30/94        10,380        10,243
10/31/94       10,500        10,532
11/30/94       10,130        10,073
12/31/94       10,067        10,168
1/31/95         9,966        10,012
2/28/95        10,259        10,156
3/31/95        10,531        10,643
4/30/95        10,803        11,011
5/31/95        11,035        11,103
6/30/95        11,106        11,097
7/31/95        11,550        11,650
8/31/95        11,389        11,388
9/30/95        11,570        11,717
10/31/95       11,409        11,529

Note: 1. MSCI World Index is with net dividends
      2. Past performance should not be construed as a quarantee of future performance.

Dividend Information

    On December 12, 1995, the Board of Directors declared a dividend of $0.194880 per share from net investment income and a distribution from net realized long-term gain of $0.136889 and $0.346858 from net realized short-term gains per share. These are payable December 29, 1995 to shareholders of record December 26, 1995.
In accordance with current Internal Revenue Service requirements, these distributions comprise substantially all earnings of the Fund from net investment income through December 31, 1995, and net realized gains through the fiscal year ending October 31, 1995.

    Information regarding the taxability of the above-mentioned dividends and distributions will be sent to shareholders following the close of the calendar year.

THOMAS WHITE WORLD FUND
Portfolio of Investments

Issue                              Industry              Shares        Value

COMMON STOCKS:         83.7%

AUSTRALIA:             4.4%
Email Ltd.                         Industrial            73,900     $185,570
Goodman Fielder Ltd                Consumer Staples      236,300    237,363
National Australia Bank Ltd.       Banking               20,760     177,562
National Australia Bank Ltd. ADR   Banking               4,300      185,975
Pacific Dunlop Ltd                 Industrial            93,700     226,735
Rothmans Holdings Ltd.             Consumer Staples      56,000     208,807
Santos Ltd.                        Energy                79,500     214,761
                                                                    1,436,773

BELGIUM:               1.2%
G.I.B. Holdings                    Consumer Staples      4,300      168,060
Tractabel Invest Inter BV          Utility               600        219,587
                                                                    387,647

CANADA:                2.4%
BCE Inc.                           Communication         4,900      164,457
Canfor Corporation                 Building              11,200     116,622
Methanex Corporation *             Chemicals             16,300     109,111
Royal Bank of Canada               Banking               6,200      138,917
Quebecor Incorporated Class B      Services              9,300      140,070
Transalta Corporation              Utilities             12,900     139,121
                                                                    808,298

FINLAND:               1.7%
Huhtamaki OY                       Consumer Staples      6,500      192,983
Kesko OY                           Services              16,000     200,570
Metsa-Serla OY                     Forest & Paper        4,400      163,812
                                                                    557,365

FRANCE:                5.0%
Alcatel Alsthom                    Industrial            2,000      170,972
Bouygues                           Building              2,000      212,897
CGIP                               Industrial            800        151,484
Eridania Beghin-Say                Consumer Staples      2,600      437,503
Esso (Francaise)                   Energy                1,500      164,585
Peugot SA                          Consumer Durables     1,300      169,519
Saint Louis SA                     Services              500        143,910
Union Assurance de Paris           Insurance             7,500      194,985
                                                                    1,645,855

GERMANY:               3.3%
AGIV AG                            Industrial            5,000      105,072
AVA Allgemeine Handels             Consumer Retail       500        189,557
Bayer AG                           Chemicals             700        186,064
Douglas Holding AG                 Services              5,000      182,812
Hoechst AG                         Chemicals             800        209,975
Volkswagen AG                      Consumer Durables     700        220,404
                                                                    1,093,884

HONG KONG:             5.1%
Amoy Properties                    Financial Diversified 149,500    144,073
Hopewell Holdings                  Building              337,000    212,748
Jardine Strategic Holdings         Services              177,000    476,130
New World Development Co.          Industrial            124,000    482,806
New World Infrastructure           Building              206        362
Semi-Tech (Global)                 Industrial            90,000     140,868
Wheelock & Company                 Consumer Retail       140,000    230,902
                                                                    1,687,889

ITALY:                 2.6%
Banca Commerciale Italiana SPA     Banking               93,600     182,670
Benetton SPA                       Consumer Retail       19,500     202,018
Instituto Mobilare Italiano SPA    Banking               34,300     187,487
Stet Risp NON CV                   Communication         130,300    284,575
                                                                    856,750

JAPAN:                 8.2%
Bank of Iwate                      Banking               1,700      91,577
Brothers Industries                Capital Goods         18,000     90,441
Chiba Kogyo Bank                   Banking               1,500      57,003
Dainippon Ink & Chemicals, Inc.    Chemicals             20,000     85,210
East Japan Railway                 Transportation        22         104,074
Fuji Photo Film Company            Consumer Retail       12,000     297,355
Hisamitsu Pharmaceutical
   Company Inc.                    Healthcare            10,000     69,344
Hitachi Ltd. ADR                   Technology            4,100      428,963
Hokkaido Electric Power Co., Inc.  Utilities             3,060      71,030
Juroku Bank                        Banking               11,000     54,407
Kyushu Electric Power Co., Inc.    Utilities             3,030      71,818
Marudai Food Company               Consumer Staples      38,000     256,808
Matsushita Electric Industries Co. Consumer Durables     6,000      85,211
Nichimen Corporation               Industrial            21,000     74,661
Nintendo Company                   Consumer Retail       4,000      294,613
Oita Bank                          Banking               8,000      64,250
San-In-Godo Bank                   Banking               7,000      58,208
Seiyu                              Consumer Retail       6,000      69,931
Sekisui House                      Building              19,000     219,589
Shionogi & Company                 Healthcare            10,000     83,839
Shiseido Company                   Healthcare            7,000      70,617
                                                                    2,698,949

MALYASIA:              1.1%
Aokam Perdana Berhad               Building              43,000     72,102
Oriental Holdings Berhad           Services              22,000     101,319
Perlis Plantation Berhad           Consumer Staples      35,000     104,017
Rashid Hussain Berhad              Financial Diversified 35,000     86,793
                                                                    364,231

MEXICO:                0.6%
Telefonos de Mexico Series L ADR   Communication         7,400      203,500
                                                                    203,500

NETHERLANDS:           3.9%
ABN-AMRO Holdings NV               Banking               7,500      314,815
Aegon                              Insurance             4,750      180,136
Koninklijke Hoogovens NV           Metals                4,300      147,008
International Nederlanden Groep NV Insurance             7,517      447,831
Philips Electronics NV             Industrial            5,100      196,961
                                                                    1,286,751

NEW ZEALAND:           0.4%
Brierley Investments Ltd.          Industrial            89,600     69,780
Fletcher Challenge Ltd.            Forest & Paper        23,200     61,401
Fletcher Challenger Ltd.
   - Forest Division               Forest & Paper        3,291      4,540
                                                                    135,721

SPAIN:                 1.5%
Argentaria Corp. Bancaria de Espana Banking              6,200      218,827
Iberdrola SA                       Utility               35,600     268,207
                                                                    487,034

SWEDEN:                0.9%
Svenska Handelsbanken AF           Banking               16,500     289,813
                                                                    289,813

SWITZERLAND:           2.1%
Elektrowatt Inhaber                Utility               700        210,984
Sulzer AG                          Capital Goods         200        298,770
Winterthur Schweiz                 Insurance             300        200,615
                                                                    710,369

UNITED KINGDOM:        7.1%
Abbey National PLC                 Banking               17,600     148,588
Arjo Wiggins Appleton PLC          Forest & Paper        32,400     119,864
BAA  PLC                           Services              17,600     136,624
Bass PLC                           Consumer Staples      15,400     161,834
British Airways                    Transportation        29,300     210,770
British Petroleum Co.              Energy                18,500     137,255
Burton Group PLC                   Consumer Retail       106,600    170,219
Coats Viyella                      Consumer Retail       42,600     126,616
Daily Mail & General Trust         Services              6,000      121,895
Harrison & Crosfield PLC           Industrial            55,300     125,896
Hillsdown Holdings                 Consumer Staples      45,400     120,224
Ladbroke Group                     Services              48,800     127,300
Mercury Asset Management           Financial Diversified 6,516      95,137
National Westminster Bank PLC      Banking               15,500     154,630
NFC PLC                            Transportation        50,000     122,525
Northern Foods                     Consumer Staples      42,900     126,152
Severn Trent                       Utility               13,500     136,812
                                                                    2,342,341

UNITED STATES:         32.2%
Amerada Hess Corporation           Energy                4,300      194,038
American Brands Inc.               Consumer Staples      6,400      274,400
American Home Products Corporation Healthcare            3,900      345,638
American National Insurance Co.    Insurance             3,400      193,800
Anheuser Busch Cos. Inc.           Consumer Staples      2,600      171,600
Archer Daniels Midland Corporation Consumer Staples      13,335     215,027
Boatmens Bancshares Incorporated   Banking               8,900      338,200
Bristol Myers Squibb Co.           Healthcare            4,300      327,875
Chase Manhattan Corporation        Banking               4,500      256,500
Comsat Corporation Series 1        Communication         9,800      194,775
Consolidated Natural Gas Co.       Energy                5,600      212,800
Detroit Edison Co.                 Utility               6,700      226,125
Dial Corporation Ariz              Services              11,600     282,750
Digital Equipment Corp. *          Technology            1,000      54,125
Dow Chemical Co.                   Chemicals             2,700      185,287
First Chicago Corporation          Banking               900        61,087
Ford Motor Company                 Consumer Durables     8,100      232,875
General Dynamics Corporation       Aerospace             3,900      215,962
General Motors Corp. Class H       Consumer Durables     5,200      218,400
Goodyear Tire & Rubber Company     Consumer Durables     6,100      231,800
Harris Corporation                 Technology            5,300      305,412
International Business
   Machines Corp.                  Technology            500        48,625
ITT Corporation                    Industrial            3,000      367,500
JC Penny, Inc.                     Consumer Retail       2,300      96,887
Kroger Company *                   Consumer Staples      7,100      236,962
McDonnell Douglas Corporation      Aerospace             2,500      204,375
Mellon Bank Corporation            Banking               1,350      67,669
Midlantic Corporation              Banking               4,900      259,700
National Service Industries        Industrial            6,700      199,325
Norfolk Southern Corporation       Transportation        2,700      208,575
Nynex Corporation                  Communication         6,100      286,700
Ogden Corporation                  Services              11,000     250,250
Pacific Telesis Group              Communication         5,100      154,912
Panhandle Eastern Corporation      Energy                10,100     255,025
Phillip Morris Cos., Inc.          Consumer Staples      2,600      219,700
Reebok International Ltd.          Consumer Retail       4,200      142,800
Rhone Poulenc Rorer, Inc.          Healthcare            7,400      348,725
SCE Corporation                    Utility               10,000     170,000
Snap-On Inc.                       Services              1,200      50,850
Southern New England
   Telecommunications Corp         Communication         1,900      68,637
Sprint Corp.                       Communication         5,700      219,450
SuperValu Incorporated             Consumer Staples      6,200      190,650
Textron Incorporated               Industrial            2,300      158,125
Transamerica Corporation           Insurance             2,300      155,825
Unicom Corporation                 Utility               2,000      65,500
United Technologies Corporation    Industrial            3,000      266,250
USLife Corporation                 Insurance             7,650      218,025
USX Marathon Corporation           Energy                11,800     209,450
VF Corporation                     Consumer Retail       2,600      124,475
Williams Company Incorporated      Energy                4,200      162,225
Witco Corporation                  Services              6,200      175,150
Xerox Corporation                  Services              2,300      298,425
                                                                    10,619,243

Total Common Stocks (Cost $26,159,937)                              27,612,413

US GOVERNMENT          5.8%
BONDS
                                                         Principal
                                                         Amount
U.S. Treasury Bill,  08/22/96                            2,000,000  $1,913,143

Total U.S. Government (Cost $1,913,143)                             1,913,143
Bonds

Total Investments:     89.5% (Cost$28,073,080)                      29,525,556
Other Assets, Less
Liabilities:           10.5%                                        3,453,045
Total Net Assets:      100%                                         $32,978,601

* Non-income Producing Security

See Notes to Financial Statements.


THOMAS WHITE WORLD FUND
Statement of Assets and Liabilities
October 31, 1995

ASSETS

Investments in securities at value (cost $28,073,080)              $29,525,556
Cash (including $2,829,645 at interest)                            2,895,716
Receivables:
  Investment securities sold                                       425,924
  Dividends and interest                                           142,372
Deferred organization costs                                        21,928
Equipment                                                          30,614
        Total assets                                               33,042,110


LIABILITIES
Accrued expenses                                                   63,509
        Total liabilities                                          63,509


NET ASSETS
Source of Net Assets:
  Net capital paid in on shares of beneficial interest             $29,721,983
  Undistributed net investment income                              464,315
  Accumulated net realized gain                                    1,339,827
  Net unrealized appreciation                                      1,452,476
        Net assets                                                 $32,978,601

Shares outstanding                                                 2,915,190
Net asset value per share                                          $11.31

See Notes to Financial Statements


THOMAS WHITE WORLD FUND
Statement of Operations
Year Ended October 31, 1995

INVESTMENT INCOME
Income:
  Dividends (net of foreign taxes withheld of $61,436)             $690,545
  Interest                                                         183,907
  Other                                                            971
        Total investment income                                    875,423


Expenses:
  Investment management fees                                       245,788
  Custodian fees                                                   21,354
  Audit fees and expenses                                          16,993
  Trustees' fees and expenses                                      15,005
  Legal fees and expenses                                          25,004
  Organization costs                                               6,001
  Registration Fees                                                7,812
  Depreciation Expense                                             10,349
  Other expenses                                                   18,202
        Total expenses                                             366,508

        Net investment income                                      508,915

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain:
  Investments                                                      1,337,019
  Foreign currency transactions                                    2,808
                                                                   1,339,827
Unrealized appreciation on investments                             979,253
        Net gain on investments                                    2,319,080
        Net increase in net assets from operations                 $2,827,995


THOMAS WHITE WORLD FUND
Statements of Changes in Net Assets

                                                                Period from
                                                 Year          June 28, 1994
                                                 Ended         (Inception) to
                                            October 31, 1995  October 31, 1994
Change in net assets from operations:
  Net investment income                     $     508,915     $       72,967
  Net realized gain                             1,339,827              1,093
  Unrealized appreciation for the period          979,253            473,223
    Net increase in net assets from operations  2,827,995            547,283


Distributions to shareholders:
  From net investment income                    (117,567)
  From net realized gain                          (1,093)

Fund share transactions                        16,340,920        13,281,063
        Total increase                         19,050,255        13,828,346

Net assets:
  Beginning of period                          13,928,346           100,000

  End of period                             $  32,978,601     $  13,928,346


See Notes to Financial Statements


THOMAS WHITE WORLD FUND
Notes to Financial Statement
October 31, 1995


Note 1.  Summary of Accounting Policies

    Lord Asset Management Trust (the "Trust") was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has one series of Shares, the Thomas White World Fund (the "Fund"). The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(a) Valuation of securities. Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.
(b) Foreign currency translation. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

(c) Income taxes. It is the Fund's intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(d) Deferred organization costs. Organization costs have been deferred and are being amortized over the period ending June 28, 1999.

(e) Other. Investment transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund.


Note 2.  Transactions in Shares of Beneficial Interest

As of October 31, 1995, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

                           Year Ended           Period from June 28, 1994
                        October 31, 1995       (Inception) to October 31, 1994
                      Shares       Amount        Shares        Amount
Shares sold          1,579,042     $16,248,265   1,316,638     $13,281,063
Shares issued on
 reinvestment of
 distributions       11,889        118,659
Shares redeemed      (2,379)       (26,004)

Net increase         1,588,552     $16,340,920   1,316,638     $13,281,063

Note 3.  Investment Management Fees and Other Transactions with Affiliates

    The Fund pays monthly an investment management fee to Lord Asset Management at the rate of 1% of the Fund's average daily net assets. Prior to March 1, 1995, the Fund paid monthly an investment management fee to Lord Asset Management at the rate of 1/12 of 1% of the Fund's net assets at the end of each month. The fee is subject to reduction in any year to the extent that expenses (exclusive of certain expenses) of the Fund exceed any applicable state regulations. The strictest rule currently applicable to the Fund is 2.5% of the first $30 million of net assets, 2.0% of the next $70 million of net assets, and 1.5% of the remainder. No reimbursement was required for the year ended October 31, 1995.

Note 4.  Investment Transactions

    During the year ended October 31, 1995, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were $26,970,987 and $13,791,648, respectively. The cost of securities for federal income tax purposes was $28,157,752. Realized gains and losses are reported on an identified cost basis.

    At October 31, 1995, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

            Unrealized appreciation            $2,737,124
            Unrealized depreciation            (1,369,320)
                Net unrealized appreciation    $1,367,804

Note 5.  Selected Financial Information

                                                               Period from
                                             Year              June 28, 1994
                                            Ended             (Inception) to
                                      October 31, 1995       October 31, 1994
Per share operating performance
(For a share outstanding throughout the period)

Net asset value, beginning of period      $10.50                $10.00

Income from investment operations:
      Net investment income                 0.19                  0.06
      Net realized and unrealized gain      0.71                  0.44
                                            0.90                  0.50

Distributions from net investment income   (0.09)

Change in net asset value for the period    0.81                  0.50

Net asset value, end of period            $11.31                $10.50

Total Return                               8.65%                 5.00%
Ratios/supplemental data
Net assets, end of period (000)           $32,979               $13,928
Ratio to average net assets:
      Expenses (net of reimbursement)      1.49%                 1.50%+
      Net investment income                2.08%                 1.79%*
Portfolio turnover rate                   64.54%                 0.01%


* Annualized
+ In the absence of the expense reimbursement, expenses would have been 2.36% of average net assets.